Exhibit 10.1


                           PURCHASE AND SALE AGREEMENT
                        (FF&E - NORTH SCOTTSDALE SCHOOL)


     This PURCHASE AND SALE AGREEMENT (FF&E - NORTH SCOTTSDALE SCHOOL) (this "AGREEMENT") is entered into as of the 31st day of January, 2001, by and between THE TESSERACT GROUP, INC., a Minnesota corporation, in its corporate capacity and in its capacity as debtor and debtor-in-possession in its Chapter 11 case pending in the United States Bankruptcy Court for the District of Arizona ("SELLER"), and EDUCATION PROPERTY INVESTORS, INC. ("EPI"), a Nevada corporation (EPI or its assignee under SECTION 14.18 hereof is referred to herein as "BUYER").

                                    RECITALS

     A. Seller operates that certain private school ("SCHOOL") commonly known as the "North Scottsdale TesseracT School" located at 9701 East Bell Road, Scottsdale, Arizona 85260.

     B. Seller has filed a voluntary petition for Chapter 11 relief under Title 11 of the United States Code ("BANKRUPTCY CODE"), which is pending before the United States Bankruptcy Court for the District of Arizona (the "BANKRUPTCY COURT").

     C. Seller desires, subject to the approval of the Bankruptcy Court, to sell and Buyer desires to purchase certain assets of Seller used in connection with Seller's operations of the School on the terms and conditions set forth in this Agreement and in accordance with Bankruptcy Code ss.ss.363 and 365.

     D. Buyer and Seller further desire, subject to the approval of the Bankruptcy Court, to enter into such other agreements and arrangements that effectuate the orderly transition of the School from Seller to Buyer, including, but not limited to, the purchase of the Tract "B" Land (defined below).

     E. Buyer has completed its due diligence of the School and all other matters addressed in this Agreement.

     F. The parties hereto acknowledge that: (i) they intend that the transaction contemplated under this Agreement be an asset purchase and not a sale of the stock of Seller; and (ii) Buyer is not buying the Business of Seller as defined in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     For purposes of this Agreement, the following capitalized terms, when used in this Agreement, shall have the meanings assigned to them as follows:

     1.1 ADMINISTRATIVE LEASE CLAIM. The term "Administrative Lease Claim" shall mean the Claim for outstanding rent due to EPI for October, 2000 for the North Scottsdale School. The parties agree that the amount of rent for October, 2000 for the North Scottsdale School is $89,647.80.

     1.2 INTENTIONALLY OMITTED.

     1.3 BUSINESS. The term "Business" shall mean Seller's operations conducted under the name "TesseracT," "The TesseracT Group, Inc.," or "North Scottsdale TesseracT School," at the School and at any other location within or outside the State of Arizona.

     1.4 CLAIM. The term "Claim" shall be given the same meaning as provided to such term under Bankruptcy Codess.101(5).

     1.5 CLOSING. The term "Closing" shall mean the completed exchange of: (i) Closing documents set forth in ARTICLES XII AND XIII below, together with the simultaneous conveyance by Seller to Buyer of the Purchased Assets (defined below); and (ii) the payment by Buyer to Seller of the Purchase Price (defined below).

     1.6 CLOSING DATE. The term "Closing Date" shall mean the date on which the Closing occurs as determined pursuant to ARTICLE IX hereof.

     1.7 COURT. The term "Court" shall mean the United States Bankruptcy Court for the District of Arizona.

     1.8 EQUIPMENT. The term "Equipment" shall mean all furniture, fixtures, office equipment, computers, printers, and other tangible personal property owned by Seller as specifically set forth on SCHEDULE 1.8 attached hereto.

     1.9 JEBCO LOAN. JEBCO Loan means that certain Promissory Note, dated February 9, 2000 by Buyer to JEBCO Group, Inc. ("JEBCO") in the principal amount of $1,362,000 secured by that certain Deed of Trusts and Assignment of Rents, dated February 9, 2000 by Seller as Trustor, that certain Loan Agreement, dated February 9, 2000 by and between JEBCO and Seller, and that certain Arizona Form UCC-1 by Seller filed on February 10, 2000 with the Maricopa County Recorder.

     1.10 Tract "B" LAND. The term "Tract "B" Land" shall refer to the real property adjacent to the Real Property that is being sold by Seller and acquired by Buyer contemporaneously with this Agreement pursuant to the Tract "B" Purchase and Sale Agreement.

     1.11 LEASE. The term "Lease" shall mean that certain Amended and Restated Lease dated December 27, 1999 by and between Seller, as lessee, and Buyer, as lessor, pursuant to which Seller leases the Real Property from Buyer.

     1.12 NEW LEASE. EPI and/or Thomas J. O'Brien, Bishop of the Roman Catholic Church of the Diocese of Phoenix will provide TesseracT with the benefit of use of the North Scottsdale School free of Minimum Rent (as defined in Article III of the Existing Lease), subject to the construction requirements of Assignee (as proposed buyer of the real property and improvements of the North Scottsdale School) for the period from February 1 through May 31, 2001, for the continuation of the North Scottsdale School; provided, however, that: (i) TesseracT shall not be responsible for the cost or expense of that new construction to be performed by Assignee; and (ii) in the performance of the Assignee's construction, Assignee shall not unreasonably interfere with TesseracT's use of the Land or operations at the North Scottsdale School. EPI and TesseracT shall execute a new lease ("NEW LEASE"), which New Lease shall be the same form as the Existing Lease with only the following material modifications, and except for those terms and conditions which are clearly and materially inconsistent with the terms and spirit of the parties' agreement reflected by or underlying this Agreement; (i) the term under the New Lease will commence as of, and only upon, the Closing, and shall expire on May 31, 2001 with no options to renew; and (ii) payment of Minimum Rent shall not be required, but all of TesseracT's other obligations, both of a monetary and non-monetary nature, shall remain in effect. The form of the New Lease shall be approved by the parties by February 15, 2001.

     1.13 PRESCHOOL. The term "Preschool" shall mean the preschool presently operated by Seller at the Real Property.

     1.14 REAL PROPERTY. The term "Real Property" shall mean the real property on which the School is located as more particularly described on SCHEDULE 1.14.

     1.15 SECTION 363 ORDER. The term "Section 363 Order" shall mean the order entered by the Court pursuant to Bankruptcy Code ss.363 approving Seller's sale of the Land and the Purchased Assets (as defined in SECTION 2.1 below) to Buyer free and clear of any and all liens, security interests, and adverse interests of any kind including the JEBCO Loan, the form of which shall be agreed to by the parties hereto.

     1.16 SECTION 365 ORDER. The term "Section 365 Order" shall mean the Order entered by the Court pursuant to Bankruptcy Code ss.365(a) approving Seller's decision to: (i) reject the Lease as it relates to the Real Property; and (ii) assume the Assumed Contracts, the form of which shall be agreed to by the parties hereto.

                                   ARTICLE II.
                                PURCHASE AND SALE

     2.1 ASSETS TO BE SOLD. Subject to the terms and conditions of this Agreement, on the Closing Date, Seller agrees to sell, assign, transfer and convey the following assets to Buyer (collectively, the "PURCHASED ASSETS"):

          2.1.1 EQUIPMENT. The Equipment.

          2.1.2 OTHER PROPERTY. In addition to the Equipment, any and all other tangible property, inventory, and ancillary assets utilized by Seller in connection with the Business conducted at the School and located at the School, including, but not limited to, supplies-on-hand at the School (which supplies shall, prior to Closing, be maintained by Seller in the ordinary course).

          2.1.3 CERTAIN RIGHTS. All rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Purchased Assets or services furnished to Seller pertaining to the School or affecting the Purchased Assets, to the extent such warranties, representations and guarantees: (i) are not required by Seller to fulfill its obligations under this Agreement; and (ii) are assignable.

          2.1.4 GOODWILL. All of Seller's goodwill that relates to the School.

     2.2 EXCLUDED ASSETS. Notwithstanding SECTION 2.1 above, Seller shall not sell, transfer, assign, convey or deliver to Buyer, any asset not specifically addressed in SECTION 2.1 above, including but not limited to the following assets (collectively the "EXCLUDED ASSETS"):

          2.2.1 CONSIDERATION. The consideration delivered by Buyer to Seller pursuant to this Agreement.

          2.2.2 INTELLECTUAL PROPERTY. All intellectual property of Seller, including, but not limited to, Sellers' trademarks, trade names, curriculum, and trade secrets.

          2.2.3 INSURANCE POLICIES. Seller's insurance policies and rights thereunder, including, but not limited to, general liability and workers' compensation insurance held by Seller.

          2.2.4 CORPORATE FRANCHISE. Seller's franchise to be a corporation, its certificate of incorporation, corporate seal, stock books, minute books and other corporate records having exclusively to do with the corporate organization and capitalization of Seller.

          2.2.5 PRESCHOOL LICENSE. Seller's license issued by the Arizona Department of Education to operate the Preschool.

     2.3 SELLER'S BUSINESS. The parties expressly acknowledge and agree that this Agreement is not entered into for the sale of the stock of Seller or the sale of Seller's Business. This Agreement addresses only the Purchased Assets.

                                  ARTICLE III.
                             [INTENTIONALLY OMITTED]

                                   ARTICLE IV.
                                TERMS OF PAYMENT

     4.1 PAYMENT DUE AT CLOSING. At Closing, Buyer shall provide, and Seller shall receive the "PURCHASE PRICE". The Purchase Price is comprised of: (i) Buyer's release and waiver of the Administrative Lease Claim (see SECTION 6.3 below) (the "WAIVED ADMINISTRATIVE CLAIM"); and (ii) $100,000 in cash paid by certified funds or wire transfer on the Closing Date (the "CASH PAYMENT")

                                   ARTICLE V.
              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER

     Seller hereby represents, warrants, and covenants to Buyer as follows, and the warranties, representations, and covenants contained in this Article or elsewhere in this Agreement shall be deemed to be made as of the Closing:

     5.1 CORPORATE STATUS. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and is qualified to do business in the State of Arizona.

     5.2 CORPORATE AUTHORITY. Subject only to approval of the Court, Seller has full power and authority to execute and perform this Agreement and all corporate action necessary to confirm such authority has been duly and lawfully taken. Upon execution hereof, this Agreement shall be a valid, legally binding obligation of Seller, enforceable in accordance with its terms subject only to approval by the Court.

     5.3 TITLE TO PURCHASED ASSETS. Seller has good and marketable title to the Purchased Assets, and has full power and authority to transfer such title to Buyer subject only to approval by the Court.

                                   ARTICLE VI.
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

     Buyer hereby represents and warrants to Seller as follows and the warranties and representations contained in this Article or elsewhere in this Agreement shall be deemed to be made as of Closing:

     6.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in Arizona.

     6.2 AUTHORITY. Buyer has full power and authority to execute and perform this Agreement and all action necessary to confirm such authority has been duly and lawfully taken. Upon execution hereof, this shall be a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms subject only to approval by the Court.

     6.3 ADMINISTRATIVE LEASE CLAIM. As of the Closing Date: (i) Buyer owns a one hundred percent (100%) undivided interest in the Administrative Lease Claim; and (ii) Buyer shall not have previously sold, assigned, or transferred the Administrative Lease Claim.

                                  ARTICLE VII.
                                 OTHER COVENANTS

     7.1 REJECTION OF LEASE OF REAL PROPERTY. Buyer shall have a claim as defined in Bankruptcy Code ss.101(5) for lease rejection damages under the Lease as it relates to the School (the "REJECTION CLAIM"). The Rejection Claim shall be "allowed" as that term is used in Bankruptcy Code ss.502 (the "ALLOWED REJECTION CLAIM"). The amount of the Allowed Rejection Claim shall be calculated in accordance with the Lease and shall only be further limited pursuant to Bankruptcy Code ss.502(b)(6), and such calculation will be determined on or before February 15, 2001. Seller waives its right to seek reconsideration of the Allowed Rejection Claim pursuant to Bankruptcy Code ss.502(j) or otherwise.

                                  ARTICLE VIII.
                                   INDEMNITIES

     8.1 SELLER. Seller agrees to hold harmless, indemnify and defend Buyer from and against any and all uninsured loss, claim, damage, liability or expense
(including, but not limited to, reasonable attorneys' fees and costs) (i) arising out of or occurring as the result of any breach by Seller of any of its covenants, representations or warranties hereunder or (ii) arising out of or in connection with or related to the Purchased Assets or operation of the Business at the School or at the Land prior to the date of Closing, other than the Assumed Liabilities. In no event shall the liability of Seller under this
Section 8.1 together with the liability of Seller arising out of or relating to the Adjacent Property Purchase and Sale Agreement collectively exceed $5,000.

     8.2 BUYER. Buyer agrees to hold harmless, indemnify and defend Seller from and against any and all uninsured loss, claim, damage, liability or expense
(including, but not limited to, reasonable attorneys' fees and costs) (i) arising out of or occurring in connection with any breach by Buyer of any of its covenants, representations or warranties hereunder, or any liability of Buyer or
(ii) arising out of or in connection with or related to the Purchased Assets or operations at the School or the Land on or after the date of Closing.

     8.3 SOLE REMEDY. The indemnifications in SECTION 8.1 OR 8.2, as the case may be, will be the sole remedy of the Buyer or the Seller if any matter which is the subject of a representation or warranty contained in ARTICLE V or ARTICLE VI is not as represented or warranted.

                                   ARTICLE IX.
                                     CLOSING

     9.1 CLOSING. Closing shall occur at the law offices of Chicago Title Insurance Company, 2415 E. Camelback Road, Suite 30, Phoenix, Arizona 85016 Escrow Officer: Jack Knott, the Closing must occur by no later than March 13, 2001; provided that such Closing may be extended for a period of up to, but not to exceed fifteen (15) days to allow for the closing of the transaction with the Assignee (the "CHURCH TRANSACTION").

                                   ARTICLE X.
                  CONDITIONS PRECEDENT TO BUYER'S DUTY TO CLOSE

     Buyer shall have no duty to close, and no obligation hereunder, unless and until each and every one of the following conditions precedent have been fully and completely satisfied:

     10.1 CONTINUED TRUTH OF WARRANTIES. All of the representations and warranties of Seller contained herein shall continue to be true and correct at Closing.

     10.2 PERFORMANCE OF OBLIGATIONS. Seller shall have fully performed or tendered substantial performance of each and every one of its obligations hereunder which by its terms is capable of performance before Closing.

     10.3 DELIVERY OF CLOSING DOCUMENTS. Seller shall have tendered delivery to Buyer of all the documents, in form and substance reasonably satisfactory to Buyer, required to be delivered to Buyer by Seller on or before Closing pursuant to this Agreement.

     10.4 LITIGATION. No lawsuit, administrative proceedings or other legal action shall have been filed against Seller as of the Closing Date which seeks to restrain or enjoin Buyer's acquisition of the Purchased Assets, or the assumption of the Assumed Contracts.

     10.5 COURT ORDERS. The Court shall have entered the Section 363 Order and the Section 365 Order.

     10.6 TRACT "B" PURCHASE AND SALE AGREEMENT. The conditions precedent to the Buyer's obligations under the Adjacent Property Purchase and Sale Agreement shall have been fulfilled or waived by the Buyer.

     10.7 TRANSACTION WITH ASSIGNEE. Buyer shall have consummated the closing of the Church Transaction.

                                   ARTICLE XI.
                 CONDITIONS PRECEDENT TO SELLER'S DUTY TO CLOSE

     Seller shall have no duty to close this transaction unless and until each and every one of the following conditions precedent have been fully and completely satisfied:

     11.1 CONTINUED TRUTH OF WARRANTIES. All of the representations and warranties of Buyer contained herein shall continue to be true and correct at Closing.

     11.2 PERFORMANCE OF OBLIGATIONS. Buyer shall have fully performed or tendered substantial performance of each and every one of its obligations hereunder which by its terms is capable of performance before Closing.

     11.3 DELIVERY OF CLOSING DOCUMENTS. Buyer shall have tendered delivery to Seller of all the documents, in form and substance reasonably satisfactory to Buyer, required to be delivered to Seller by Buyer on or before Closing pursuant to this Agreement.

     11.4 LITIGATION. No lawsuit, administrative proceedings or legal action other than the Chapter 11 Case shall have been filed by or against Seller as of the Closing Date which seeks to restrain or enjoin Seller's sale of the Purchased Assets or the assumption of the Assumed Contracts.

     11.5 COURT ORDERS. The Court shall have entered the Section 363 Order and the Section 365 Order.

     11.6  ADJACENT  PROPERTY  PURCHASE  AND  SALE  AGREEMENT.   The  conditions
precedent to the Seller's obligations under the Adjacent Property Purchase and Sale Agreement shall have been fulfilled or waived by the Seller.

                                  ARTICLE XII.
                   ITEMS TO BE DELIVERED AT CLOSING BY SELLER

     At Closing, Seller shall, unless waived in writing by Buyer, deliver to Buyer the following items, each in form and substance reasonably acceptable to Buyer and Buyer's counsel:

     12.1 BILL OF SALE. A duly executed bill of sale selling, assigning, transferring, and conveying the Purchased Assets to Buyer or its assignee.

     12.2 CERTIFIED RESOLUTION. A copy of the resolution of the Board of Directors of Seller, certified by the Secretary of Seller, authorizing the execution and performance of this Agreement.

     12.3 REPRESENTATIONS AND WARRANTIES. A certificate signed by an appropriate representative of Seller to the effect that all the representations and warranties of Seller contained herein are true and correct as of Closing.

                                  ARTICLE XIII.
                    ITEMS TO BE DELIVERED AT CLOSING BY BUYER

     At Closing, Buyer shall, unless waived in writing by Seller, deliver the following items, each in form and substance reasonably acceptable to Seller and Seller's counsel, to Seller:

     13.1  CERTIFIED   RESOLUTION.   A  copy  of  the  resolutions   appropriate
representative(s) of Buyer authorizing the execution and performance of this Agreement.

     13.2 THE NEW LEASE. The New Lease.

     13.3 THE ADMINISTRATIVE LEASE CLAIM. Buyer's written release and waiver of the Administrative Claim.

     13.4 REPRESENTATIONS AND WARRANTIES. A certificate signed by an appropriate representative of Buyer to the effect that all the representations and warranties of Buyer contained herein are true and correct as of Closing.

     13.5 THE PURCHASE PRICE. The Purchase Price.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

     14.1 RIGHT TO BID. Buyer acknowledges and understands that the Court may consider higher and better offers for the Purchased Assets and the Land. Notwithstanding any other language to the contrary herein, Buyer acknowledges and agrees that, Buyer shall not be entitled to receive any overbid protections, breakup fees or other buyer protections, if Buyer is not ultimately approved as the buyer of the Purchased Assets.

     14.2 FURTHER ASSURANCES. Each party shall, at any time after Closing, execute and deliver to the other party all such additional instruments of conveyance and assignments, certificates or similar documents and take all such further actions as such other party may reasonably request.

     14.3 NO OTHER AGREEMENTS. This Agreement, and all agreements delivered as part of the Closing contemplated herein, constitute the entire agreement between the parties with respect to its subject matter. All prior and contemporaneous negotiations, proposals and agreements between the parties are superseded by this Agreement. Any changes to this Agreement must be agreed to in writing signed by both parties.

     14.4 WAIVER. Either party may waive the performance of any obligation owed to it by the other party hereunder for the satisfaction of any condition precedent to the waiving party's duty to perform any of its covenants, including its obligations to Close. Any such waiver shall be valid only if contained in a writing signed by the waiving party.

     14.5 Intentionally Omitted.

     14.6 NOTICES. Any notices required or allowed in this Agreement shall be effectively given if placed in a sealed envelope, postage prepaid, and deposited in the United States mail, registered or certified, addressed as follows:

          To Seller:                    Lucian Spataro, Ph.D.
                                        The TesseracT Group, Inc.
                                        4515 East Muirwood Drive
                                        Phoenix, Arizona  85048

          Copy To:                      Robert J. Miller, Esq.
                                        Bryan Cave LLP
                                        Two North Central Avenue, Suite 2200
                                        Phoenix, Arizona  85004

          To Buyer:                     Education Property Investors, Inc.
                                        Legal Department
                                        300 Esplanade Drive, Suite 1860
                                        Oxnard, California  93030
                                        Attention:  Mr. Andre C. Dimitriadis.

          Copy to:                      Education Property Investors, Inc.
                                        Legal Department
                                        300 Esplanade Drive, Suite 1860
                                        Oxnard, California  93030
                                        Attention:  Legal Department

     14.7 BROKER AND FINDERS. Each of the parties hereto represents and warrants to the other that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement nor has it had any dealings with any person which may entitle such person to a fee or commission from any party hereto. Each of the parties shall indemnify and hold the other harmless for, from and against any claim, demand or damage whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other party to this Agreement.

     14.8 RISK OF LOSS. The risk of loss, damage, or destruction of the Purchased Assets shall be borne by Seller until Closing. In the event any loss or damage to or taking of any such Purchased Assets is material in the context of this transaction and occurs before Closing, Seller shall immediately notify Buyer of the nature and extent of such loss, damage or taking, and Buyer shall, at its option, by written notice to Seller, either terminate this Agreement without further liability or obligation to Seller, or Buyer may proceed with this transaction on the terms and conditions mutually agreeable to the parties, including any adjustment in the Purchase Price.

     14.9 THIRD-PARTY BENEFICIARY. Nothing contained herein shall create or give rise to any third-party beneficiary rights for any individual or entity as a result of the terms and provisions of this Agreement.

     14.10 RELATIONSHIP OF PARTIES. The relationship of Seller and Buyer shall be that of independent entities and neither shall be deemed to be the agent of the other. It is not intended by this Agreement to, and nothing contained in this Agreement shall, create any partnership, joint venture or other similar arrangement between Seller and Buyer.

     14.11 CHOICE OF LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona and, as applicable, the Bankruptcy Code.

     14.12 PARAGRAPH HEADINGS. The Section, Article and paragraph headings contained herein are for convenience only and shall have no substantive bearing on the interpretation of this Agreement.

     14.13 RULES OF INTERPRETATION. The following rules of interpretation shall apply to this Agreement, the Schedules hereto and any certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Agreement, unless otherwise expressly provided herein or therein and unless the context hereof or thereof clearly requires otherwise:

          14.13.1 A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms, and if a term is said to have the meaning assigned to such term in another document or agreement and the meaning of such terms therein is amended, modified or supplemented, then the meaning of such term herein shall be deemed automatically amended, modified or supplemented in a like manner.

          14.13.2 References to the plural include the singular, the singular the plural and the part the whole.

          14.13.3 The words "include," "includes," and "including" are not limiting.

          14.13.4 A reference to any law includes any amendment or modification to such law which is in effect on the relevant date.

          14.13.5 A reference to any person or entity includes its successors, heirs and permitted assigns.

          14.13.6 The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

          14.13.7 All Schedules to this Agreement constitute material terms of this Agreement and are incorporated fully into the terms of this Agreement.

     14.14 TIME IS OF THE ESSENCE. Time is of the essence in the performance and observance of all obligations and duties under this Agreement.

     14.15 ATTORNEY FEES. Each party shall bear its own legal fees and costs incurred in the negotiation and closing of this transaction. In the event of a dispute arising between the parties under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs of suit from the non-prevailing party.

     14.16 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     14.17 NO ADMISSIONS. Nothing in this Agreement shall be, or shall be construed to be, an admission of liability by the parties hereto to any other person, party or entity.

     14.18 NO ASSIGNMENTS. Neither this Agreement nor any right or obligation hereunder may be assigned by either party hereto without the written consent of the other party; provided that Buyer may assign its rights and obligations under this Agreement to Assignee.

     14.19 BANKRUPTCY COURT APPROVAL. Seller shall file a motion seeking bankruptcy court approval of the transactions addressed herein promptly upon the execution of this Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have set their hands effective the date set forth above.

                                     THE TESSERACT GROUP, INC.,
                                     a Minnesota corporation


                                     By  /S/ LUCIAN SPATARO
                                         ---------------------------------------
                                     Its CFO
                                         ---------------------------------------

                                                                          SELLER


                                     EDUCATION PROPERTY INVESTORS, INC.,
                                     a Nevada corporation


                                     By  /S/ JULIA KOPTA
                                         ---------------------------------------
                                     Its SENIOR VICE PRESIDENT
                                         ---------------------------------------

                                                                           BUYER

                                  SCHEDULE 1.8

                                   (EQUIPMENT)

                                  SCHEDULE 1.14

                         (DESCRIPTION OF REAL PROPERTY)

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                        (FF&E - NORTH SCOTTSDALE SCHOOL)


THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (FF&E - NORTH SCOTTSDALE SCHOOL) (this "AMENDMENT") is made and entered into as of this 15th day of March, 2001 by and between THE TESSERACT GROUP, INC., a Minnesota corporation ("SELLER") and EDUCATION PROPERTY INVESTORS, INC., a Nevada corporation ("BUYER").

                                    RECITALS

     A. Buyer and Seller have previously executed that certain Purchase and Sale Agreement (FF&E - North Scottsdale School) dated as of January 31, 2001 (the "AGREEMENT"), with respect to certain assets of Seller located in Maricopa County, Arizona.

     B. Buyer and Seller wish to amend the Agreement, subject to and in accordance with the further terms, covenants and provisions of this Amendment.

          NOW, THEREFORE, IN CONSIDERATION OF the Agreement, the foregoing Recitals, the mutual agreements, covenants and promises contained in this Amendment and other good and valuable consideration, the receipt, sufficiency and validity of which is hereby acknowledged, Buyer and Seller agree as follows:

          1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Agreement, unless the context expressly requires otherwise.

          2. ADMINISTRATIVE LEASE CLAIM. SECTION 1.1 of the Agreement is hereby amended in its entirety to read as follows:

     "The term "Administrative Lease Claim" shall mean EPI's Claim for: (i) one-half (1/2) of the outstanding rent due for October, 2000 for the North Scottsdale School, in the amount of $44,823.90; (ii) the outstanding rent due for October, 2000 for the Eagan School in the amount of $32,837.63; and
     (iii) the outstanding rent due for October, 2000 for the Paradise Lane School in the amount of $16,772.12."

          3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER. SECTION 6.3 of the Agreement is hereby amended in its entirety to read as follows:

     "As of the Closing Date, (i) Buyer owns the Administrative Lease Claim; and
     (ii) Buyer shall not have previously sold, assigned, or transferred the Administrative Lease Claim."

          5. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          6. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. All references in the Agreement to "this Agreement" shall be deemed references to the Agreement as modified by this Amendment.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date and year first above written.

SELLER:                                     BUYER:

THE TESSERACT GROUP, INC.                   EDUCATION PROPERTY INVESTORS, INC.,
a Minnesota corporation                     a Nevada corporation


By:   /S/ MIKE LYNCH                        By:   /S/ JULIA KOPTA
      --------------------------                  --------------------------
Name: Mike Lynch                            Name: JULIA KOPTA
Its:  Chief Operating Officer               Its:  SENIOR VICE PRESIDENT